SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 10, 2010

Europa Acquisition I, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54037	27-1805157
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

100 Europa Drive, Suite 455
Chapel Hill, North Carolina 27517

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

732-409-1212
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Change in Registrant’s Certifying Accountant.

On November 10, 2010, we dismissed Webb & Company, P.A. (the “Webb”) as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Lake & Associates CPA’s, LLC (“Lake & Associates”) on November 10, 2010. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Webb was dismissed as our independent registered public accounting firm effective on November 10, 2010.
(ii)
Webb’s report on the financial statements for the year ended June 30, 2010 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

	(iii)	The termination of Webb and engagement of Lake & Associates was approved by our board of directors.
(iv)
We and Webb did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the period of June 30, 2010 (Inception) to June 30, 2010, and subsequent interim period through the date of dismissal other than with respect to a going concern, which disagreements, if not resolved to the satisfaction of Webb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During our fiscal year ended June 30, 2010, and subsequent interim period through the date of dismissal, we did not experience any reportable events.
(b)	(i)	On November 10, 2010, we engaged Lake & Associates to be our independent registered public accounting firm.

Prior to engaging Lake & Associates, we had not consulted Lake & Associates regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Lake & Associates regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with Webb and therefore did not discuss any past disagreements with Webb.

(c)		We requested Webb furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding Webb.

Item 9.01 Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            None.

(b)	PRO FORMA FINANCIAL INFORMATION.

           None.

(d)	Exhibits

           16.1  Letter from Webb & Company, PA dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Europa Acquisition I, Inc.

By:  /s/ Gregory Schwartz
Name: Gregory Schwartz
Title: President and Chief Executive Officer

Dated: November 15, 2010

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